                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             VAN ECK VIP TRUST - VAN ECK VIP GLOBAL HARD ASSETS FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2011

Item 1. Report to Shareholders

ANNUAL REPORT
D E C E M B E R 3 1 , 2 0 1 1

Van Eck VIP Trust

Van Eck VIP Global Hard Assets Fund

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of December 31, 2011, and are subject to change.

VAN ECK VIP GLOBAL HARD ASSETS FUND

PRIVACY NOTICE

At Van Eck Global, we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain personal information about you (including transaction history, name, social security number, address, etc.). This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, web site requests, or other forms you may have provided in order to receive information from us or process a transaction.

Please be assured that we do not share this information with any third parties, with the exception of our service providers, certain government agencies, and other non-affiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, or report to credit bureaus.

Service providers may include but are not limited to transfer agents, custodians and mailing services that are authorized to use this information to carry out services for which we hire them; they are not permitted to share this information for other purposes. Information may be shared with our affiliates (other Van Eck Companies) as permitted by law. However, we limit access to your information to authorized employees only. Be assured that we maintain physical, electronic and procedural safeguards to protect your non-public personal information.

By law, we are required to notify you of any plans to disclose your nonpublic personal information to a non-affiliated third party. We have no current plans to make any such disclosure; however, at any time this might occur in the future, you would be given the opportunity to “opt out.”

For further information or questions regarding our privacy policies, please contact us at 1.800.221.2220.

VAN ECK VIP GLOBAL HARD ASSETS FUND

Dear Shareholder:

During what was an extremely challenging and volatile investment period, the Initial Class of the Van Eck VIP Global Hard Assets Fund (the “Fund”) declined 16.45% for the twelve months ended December 31, 2011. To compare, the Fund’s commodity-equity based benchmark, S&P® North American Natural Resources Sector Index1 (SPGINRTR) returned -7.35% for the same period. The UBS Bloomberg Constant Maturity Commodity Index (CMCI)2, an index that measures the performance of commodities futures, returned -6.90% for the annual period.

The Fund’s relative performance was driven primarily by two main areas:

•

Risk aversion created a flight to quality in the energy space. The three largest integrated oil companies (Exxon, Chevron, and ConocoPhillps) comprise 20% of the benchmark index, and outperformed many of their energy-related peers in the exploration and production and oil services sub-sectors in 2011.

The Fund does not have exposure to those large, integrated oil companies. As such, the Fund is underweighted energy overall, relative to the benchmark, but overweight coal and oil services companies, which did not perform as well in 2011. For example, the Fund has around a 22% allocation to oil services, whereas the benchmark index had around a 17% weighting at yearend.

•

Questions about growth abroad, particular in China and other emerging markets, led to multiple contractions in the metals space. The Fund has a relative overweight to both precious and base metals relative to the benchmark index, which was not rewarded in 2011.

While the Fund lagged its benchmark for the annual period, we continue to believe that our long-term track record of consistent, solid risk-adjusted returns reflects skilled stock selection and disciplined risk management. This is evidenced by our strong relative peer group rankings over longer-term time periods. Our 12-person investment team – among the industry’s largest – includes three trained geologists and senior analysts with deep sector experience.

Looking forward to 2012, we remain particularly enthused about the Fund’s energy positions. The themes and names we look to exploit in the months ahead are focused on unconventional North American exploration and production companies, international exploration and production companies, niche refining companies and large-cap oil services companies. The international exploration and production area, for example, was largely de-rated as investors fled risk in 2011, but we feel this is positioned to change at least for a few of our names. And within the base metals space, going forward we intend to focus on the higher quality larger diversified mining companies that have quantifiable shareholder-friendly capital management policies.

Market and Environment Review

Hard asset commodities and their corresponding equity sectors experienced a roller coaster of performance in 2011. A strong rally in the first quarter gave way to struggles in the second quarter as reduced demand and heightened risk aversion led to declining commodity prices and negative equity returns. The summer months brought elevated concerns regarding deteriorating economic indicators that raised the possibility of recession in the U.S. and abroad. Investors also worried about persistent sovereign debt crises in Europe, political gridlock in Washington, D.C., Standard & Poor’s’ unprecedented downgrade of U.S. sovereign debt, declining demand from China and dramatic equity market volatility. U.S. dollar strength only served to compound the impact of such concerns for investors in hard asset commodities. As a flight to quality ensued, the third quarter of 2011 was the worst for hard asset commodities and their corresponding equity sectors since the fourth quarter of 2008. The fourth quarter then saw a solid rebound for the hard assets markets overall, as the last months of 2011 brought better than anticipated data in the important labor, housing and manufacturing segments of the U.S. economy, which more than offset the effect of vacillating hope and then disappointment surrounding October and December meetings held by key players in an effort to find solutions to the European sovereign debt crisis.

All that said, performance among the major commodities sub-sectors was widely dispersed for the annual period overall, as a bifurcation emerged between strength in gold and energy prices and weakness in most other commodities. Indeed, for the year, precious metals was the best performing sub-sector, due exclusively to the increase in the price of gold bullion. Gold bullion prices gained $142.92 per ounce during the annual period, or 10.06%, to close on December 31, 2011 at $1,563.70 per ounce. Following stellar 2010 performance, the precious metal began the year with weakness, hitting its 2011 low of $1,308 per ounce on January 28. Strength then returned to the market, as gold bullion prices trended to an all-time high of $1,921 per ounce in September before consolidating to lower levels in the fourth quarter of the year. Conversely, silver prices fell 9.94% to end December 2011 at $27.84 per troy ounce. Platinum and palladium prices were down 20.86% and 18.27%, respectively. On the equity side, gold mining companies benefited financially from higher gold bullion prices, but few stocks were able to outshine the underlying precious metal during the period. Indeed, most gold stocks struggled throughout the annual period and turned in very disappointing performance. Gold mining shares, as measured by the NYSE Arca Gold Miners Index (GDM)3 were down 15.48%. The Philadelphia Gold and Silver Index (XAU)4 declined 19.16%. We doubt anyone would have expected gold stock indices to underperform gold bullion by approximately 25% in a year when gold bullion prices soared to new heights. This disconnect between gold and gold shares is unprecedented in a bull market. Stock valuations at the end of 2011 were at levels last seen during the 2008 credit crisis and the bear market lows from 1999 to 2001 – for a few key reasons. First, gold companies have had trouble controlling capital and operating costs as prices for energy, materials and labor have been rising materially for the past several years. Second, taxes and royalties have been on the rise, and third, regulatory burdens seem to always increase.

The energy sub-sector performed well during the annual period overall. During the first quarter, political unrest in the Middle East and North Africa region more than offset the ample supply and slack demand conditions in the U.S. However, in the second quarter, slowing global economic growth, along with the coordinated global release by the International Energy Agency of strategic petroleum reserves on June 23, created downward pressure on the energy sub-sector. During the third quarter, energy prices continued to be under pressure given fears of slowing demand as the economy grew more sluggish. According to a report from the U.S. Energy Department, U.S. gasoline use declined to its lowest level since 2001. Emerging market demand remained strong, however, allowing U.S. refiners to do well selling their products overseas. In the final months of the year, the energy sub-sector saw petroleum prices boosted by supportive underlying technicals, specifically strong demand growth, especially from developing countries, yet increasingly difficult to obtain supply. Heightened unrest in Libya during the fourth quarter and uncertainty regarding supply from that nation following the death of Gadhafi added to the general supply-demand scenario. In October 2011, the WTI (West Texas Intermediate) crude oil curve moved into backwardation for the first time in more than three years, signaling physical tightness in the oil market. (Backwardation is a market condition in which a futures price is lower in the distant delivery months than in the near delivery months.) All told, crude oil prices rose 8.15% during the annual period to end December 2011 at $98.83 per barrel. Heating oil prices were up 15.38%, and gasoline prices rose 9.50%. According to the AAA’s Daily Fuel Gauge, the national average price of gasoline was $3.27 a gallon at the end of the year, 19.8 cents a gallon more than any prior year’s close. Natural gas prices, on the other hand, declined 32.15% during the annual period to $2.989 per million British thermal units (BTUs), its lowest close since November 2009. Natural gas prices were pressured by ample supplies of the commodity in North America. As was the case with the precious metals sub-sector, many energy-related equities lagged their underlying commodities. For the year, major oil companies advanced 4.10%, as measured by the NYSE Arca Oil Index (XOI)5, while oil services stocks fell 10.57%, as measured by the Philadelphia Oil Services Index (OSX)6. Surprisingly, perhaps, natural gas stocks gained 6.66%, as measured by the NYSE Arca Natural Gas Index (XNG)7, despite the decline in the underlying commodity price. Coal prices fell across most regions during the annual period. Coal stocks, as measured by the Stowe Coal IndexSM (TCOAL)8, declined 29.55%.

The base metals sub-sector was the weakest during the annual period, with the S&P® GSCI Industrial Metals Index9 down 22.33% for the year, reflecting concerns about the implications of a global economic slowdown. After poor performance for most of the year, the sub-sector did rebound somewhat in the fourth quarter on improved optimism about the economy. Copper prices fell 21.35% during the annual period, impacted additionally by concerns about a potential hard landing in China’s economy. Tin, nickel and zinc prices fell even more, down 28.87%, 24.22% and 25.24%, respectively. Lead and aluminum prices declined 21.55% and 18.95%, respectively, during the annual period.

The agricultural sub-sector was also weak during the annual period due primarily to higher than expected inventories of grains, prospects of even greater supply and declining demand. With a gain of 6.37%, corn was the only commodity within the sub-sector to see increased prices during the annual period. Corn prices were supported by strong global demand, especially from China, and limited supply, in part because of ethanol production in the U.S. Wheat and soybean prices declined 24.88% and 13.49%, respectively. Soft agricultural commodities such as cotton, coffee and cocoa also experienced price declines during 2011. Agricultural equities overall declined 10.18%, as measured by the DAXglobal® Agribusiness Index (DXAG)10.

Fund Review

Throughout 2011, we maintained our bottom-up investment strategy of making decisions on an individual security basis rather than from any overarching sector perspective. That said, energy holdings remained a key theme of our strategy. We also increased the Fund’s position in cash during the annual period as part of a conservative stance taken amidst challenging market conditions to enhance the portfolio’s liquidity and, at the same time, to enable us to take advantage of attractive buying opportunities on what we believed to be short-term weakness. At the end of the annual period, the Fund had 8.3% of its net assets invested in cash and cash equivalents.

VAN ECK VIP GLOBAL HARD ASSETS FUND

Energy Holdings
The Fund’s allocation to the energy sub-sector decreased slightly during the annual period, from 66.4% at the beginning of the year to 57.9% by December 31. Within the Fund’s allocation to energy-related equities, we reduced the Fund’s exposures to oil and natural gas exploration and production companies and to coal companies and increased its allocations to oil services companies and, more modestly so, to integrated energy companies.

The Fund’s top three performers during the annual period were all energy-related holdings. The biggest contributor to Fund performance was Petrohawk Energy (2.8% of Fund net assets at June 30, prior to acquisition), whose shares gained 112.38% in 2011, advancing most after the July announcement that it had agreed to be acquired by Australia’s BHP Billiton (1.7% of Fund net assets†), the world’s largest mining company, for $12.1 billion in cash. Similarly, Brigham Exploration (1.5% of Fund net assets at June 30, prior to acquisition) was a strong contributor to the Fund’s results during the annual period on the announcement of its proposed acquisition. Its shares were up 33.92% for the annual period, benefiting from positive response to being acquired by Statoil (not held by the Fund), an international energy company headquartered in Norway with operations in 34 countries. Shares of Cabot Oil & Gas (1.4% of Fund net assets†), an oil and gas exploration and production company, advanced 100.96% during the annual period. The company benefited most from continually beating and raising production guidance in its Marcellus shale operations during the year.

By contrast, the three most notable performance detractors from the Fund’s results during the annual period were also energy-related holdings. Shares of coal company Alpha Natural Resources declined 65.97% during the annual period. Alpha Natural Resources (0.5% of Fund net assets†) missed earnings estimates several times during the year and reported reduced guidance, lower production volumes in the Powder River Basin and a cut in its full year 2011 shipment guidance to a range of 102.5 million tons to 109.5 million tons compared to the previous range of 104 million tons to 112 million tons. The company also continued to be pressured by investor concerns regarding its January 2011 acquisition of Massey Energy (not held by Fund), the owner of the West Virginia mine that was the site of a tragic explosion in April 2010. Concerns over weak Chinese commodity demand also weighed on the company’s shares. Newfield Exploration (1.1% of Fund net assets†), an oil and gas exploration and production company, was another disappointment for the Fund during the annual period. Its shares fell 47.68% for the year, as it boosted its capital expenditures but reported weaker than expected oil and gas production. Oilfield services company Weatherford International (1.1% of Fund net assets†) detracted from the Fund’s results. Its shares declined 35.79% during the annual period as investors reacted to its $75 million settlement with BP on the Macondo well incident in the Gulf of Mexico as well as to the company’s scaling back of its international assumptions, lowered earnings per share estimates, higher expected tax rates and anticipated federal investigations. Accounting and reporting errors also reduced the company management’s credibility.

During the annual period, we established new Fund positions in several energy-related holdings. These included oil refiner Western Refining (1.0% of Fund net assets†), offshore drillers Diamond Offshore Drilling (1.8% of Fund net assets†) and Ensco (1.8% of Fund net assets†), oilfield machinery and equipment manufacturer National Oilwell Varco (1.6% of Fund net assets†), oilfield services company Noble Energy (1.9% of Fund net assets†), oil and gas exploration and production company SM Energy (1.0% of Fund net assets†) and coal miner Cloud Peak Energy (0.5% of Fund net assets†). We eliminated the Fund’s positions during the annual period in coal company Walter Energy, integrated oil company Murphy Oil, onshore drilling contractor Nabors, and oil and gas exploration and production company Heritage Oil. We bought and sold a position in Brazilian integrated oil company Petroleo Brasileiro (Petrobras) during the annual period.

Precious Metals Holdings
The Fund’s allocation to precious metals stocks decreased from 9.8% at yearend 2010 to 2.4% at yearend 2011.

Among the Fund’s precious metal holdings, the U.K.’s Randgold Resources (1.8% of Fund net assets†) contributed the most positive results during the annual period. Following a disappointing year in 2010, Randgold Resources’ Loulo mine in Mali showed sustainable improvements in 2011, while its Tongon mine in the Ivory Coast ramped up to full production. Its shares gained 24.33% during the annual period. The Fund also benefited from its position in SPDR Gold Trust (1.1% of Fund net assets†), an exchange-traded fund (ETF) designed to reflect the performance of the price of gold bullion. The ETF’s shares advanced 9.57% during the annual period, as investors sought protection against widespread concerns about sovereign debt and economic woes, the possibility of a recession in the U.S. and Europe, soaring U.S. debt and the downgrade of U.S. credit by Standard & Poor’s.

Conversely, Canadian gold miners Agnico-Eagle Mines (1.0% of Fund net assets†) and Kinross Gold (1.6% of Fund net assets†) underperformed with share price declines of 52.12% and 39.47%, respectively. Several mines of Agnico-Eagle Mines encountered operating difficulties during the year. In fact, one of its mines, representing approximately 12% of the company’s value, was forced to shut down after ground subsidence caused safety concerns. (Ground subsidence is the motion of the earth’s surface as it shifts downward.) During the annual period, Kinross Gold broadly suffered on lower guidance on higher operating and production costs and more specifically was pressured by missed earnings per share, revenue and production estimates.

During the annual period, we established a new Fund position in U.S. gold mining company Newmont Mining (3.8% of Fund net assets†). Shares of Newmont Mining’s shares declined 0.68% during the annual period, even though the company had good operating performance and implemented an aggressive dividend policy that increased its yield to 2%. Thus, we initiated a Fund position on what we believed to be temporary weakness and strong prospects ahead.

Base and Industrial Metals Holdings
The Fund’s allocation to base and industrial metals stocks increased from 12.4% at the beginning of the year to 13.8% as of December 31, 2011. Within the sub-sector, we modestly increased the Fund’s exposure to base metals and modestly decreased its exposure to steel companies.

The only position within this sub-sector to make a positive, albeit modest, contribution to Fund results during the annual period was African Minerals (0.5% of Fund net assets†). African Minerals is an iron ore development company with assets in West Africa. During the annual period, the company signed a newsworthy deal with a Chinese steel-maker to develop its Tonkolili project in Sierra Leone, which has the potential to become one of the biggest iron ore mines in the world. Its shares rose 3.96% during the annual period.

Among the biggest detractors from the Fund’s results within this sub-sector were U.K. diversified metals miner Xstrata (3.0% of Fund net assets†) and Canadian diversified mining company Teck Resources (0.9% of Fund net assets†), whose shares declined 34.33% and 42.06%, respectively, during the annual period. Xstrata’s shares declined on underlying commodity weakness and widespread economic concerns. Teck Resources was also hurt by lower underlying commodity prices. Additionally, during the first quarter of 2011, Teck Resources cut its production guidance based on the negative sales impact of weather and rail issues and cuts its coal sales forecast as well.

During the annual period, we initiated new Fund positions in iron ore miner Cliffs Natural Resources (2.1% of Fund net assets†) and diversified base metals miner Rio Tinto (2.3% of Fund net assets†). We eliminated the Fund’s positions in diversified metals mining companies Freeport-McMoRan Copper & Gold, Vale and Vedanta Resources during the annual period.

Agriculture and Other Holdings
We increased the Fund’s allocation to the agricultural sub-sector from 1.9% of the Fund’s net assets at the start of the annual period to 2.8% of the Fund’s net assets at the end of December 2011. Paper and forest products and other holdings comprised 2.5% of the Fund’s net assets at the end of the annual period. The Fund held no positions in the alternative energy, chemicals, real estate or utilities sub-sectors during the annual period.

For the annual period overall, there were no positive contributors among the Fund’s agricultural and other holdings. Among the biggest disappointments here were U.S. construction and mining machinery company Terex and agricultural chemicals company Potash Corp of Saskatchewan (1.7% of Fund net assets†), which saw their shares decline. We sold the Fund’s position in Terex by the end of the annual period. We also eliminated the Fund’s position in marine transportation company General Maritime during the fourth quarter of the year.

We established new Fund positions during the annual period in agricultural chemicals company Mosaic (0.9% of Fund net assets†), internal combustion engine manufacturer Cummins (1.0% of Fund net assets†) and engineering services company Jacobs Engineering (0.5% of Fund net assets†).

* * *

Looking forward to 2012, we remain particularly enthused about the Fund’s energy positions. The themes and names we look to exploit in the months ahead are focused in several of the same core areas about which we have been optimistic for some time now – unconventional North American exploration and production companies, international exploration and production companies, niche refining companies and large-cap oil services companies. From a macro perspective, we expect continued pressure on natural gas prices, as natural gas supply is anticipated to significantly outpace demand. We expect oil prices, on the other hand, to stay resilient, as supplies remain constrained and at risk, despite facing faltering demand from Europe.

While gold has had a long and spectacular run, we believe that, despite the late-year pullback, the gold bull market is closer to its middle than to its end. First, easy monetary policies that have contributed to higher gold prices continue. Second, one of the key drivers of a secular gold bull market is negative real interest rates, and indeed the real yield across the U.S. Treasury duration curve had turned negative by the end of the annual period, destroying wealth for many savers,

VAN ECK VIP GLOBAL HARD ASSETS FUND

institutions and sovereigns who invest in such interest-bearing vehicles. The third reason we believe in the longer-term continuation of the gold bull market is that once the European financial system is set on a sounder course, attention will probably move to no less dire conditions in Japan and the U.S. Gold may benefit as a sound currency alternative or inflation hedge.

Within the agricultural sub-sector, we believe the fundamental tightness experienced in 2011 may repeat in 2012, though with a likely moderate loosening of the corn balance sheet. As we look forward, assuming that farming economics stay positive, it seems that the U.S. should plant at least 92 million acres of corn. Indeed, recent consultant estimates have been in the 90 to 95 million acre range. With a trend yield of about 158 to 159 bushels per acre, there should be corn production of more than 13.5 billion bushels in the new year. Further, with corn exports of 1.6 billion bushels, well below peak levels of 2.4 billion bushels, and ethanol usage beyond just the discretionary blend, we expect a stocks-to-use ratio of about 10% in 2012. (The stocks-to-use ratio is a measure of supply and demand interrelationships of commodities. The ratio indicates the level of carryover stock for any given commodity as a percentage of the total use of the commodity.) December 2012 corn was priced at the end of 2011 at around $5.50; we feel that corn below $5.00 may represent good value. Obviously, there are many other variables that could impact prospects for the commodity, but in our view, a significant number of end-users of corn should be profitable in the months ahead. Importantly, the Chinese have been opportunistic buyers of corn on dips and at some point, we believe, will re-enter the market.

As for the base metals sub-sector, although macroeconomic risks remain high, we believe serious and escalating supply constraints and a recovery in Chinese demand will keep the commodity market tight. Thus, in the near term, we favor commodities, such as copper, lead and zinc, more than related equities. On the one hand, base and industrial metal mining equities are vulnerable to ongoing concerns regarding Europe, worries about the global economy and broad investor risk aversion. But, on the positive side, base and industrial metal mining equities were, at the end of 2011, trading near the bottom of their historical price/earnings (P/E) and enterprise value/earnings before interest, taxes, depreciation, and amortization (EV/EBITDA) multiple ranges. Although these depressed multiples reflect elevated macroeconomic and company-specific risk, we do believe there is scope for a rerating in 2012. We plan to focus going forward on the higher quality larger diversified mining companies that have quantifiable shareholder-friendly capital management policies.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in the Van Eck VIP Global Hard Assets Fund. We look forward to helping you meet your investment goals in the future.

Investment Team Members:

Charles T. Cameron	Shawn Reynolds	Joseph M. Foster	Samuel R. Halpert
Co-Portfolio Manager	Co-Portfolio Manager

Charl P. de M. Malan	Geoffrey R. King	Edward W. Mitby	Mark Miller

Gregory F. Krenzer	Luke Desmond	Christopher Mailloux	Imaru Casanova

†	All Fund assets referenced are Total Net Assets as of December 31, 2011.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	S&P® North American Natural Resources Sector Index (SPGINRTR) includes mining, energy, paper and forest products, and plantation-owning companies.

[2]

UBS Bloomberg Constant Maturity Commodity Index (CMCI) is a rules-based, composite benchmark index diversified across 27 commodities from within five sectors. CMCI is comprised of futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.

[3]	NYSE Arca Gold Miners Index (GDM) is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

VAN ECK VIP GLOBAL HARD ASSETS FUND

[4]	Philadelphia Gold and Silver Index (XAU), calculated with dividends reinvested, is composed of the common stocks of the leading companies involved in gold and silver mining.

[5]

NYSE Arca Oil Index (XOI) is a price-weighted index designed to measure the performance of the oil industry through changes in the prices of a cross section of widely-held corporations involved in the exploration, production and development of petroleum.

[6]

Philadelphia Oil Services Index (OSX) is a price-weighted index composed of 15 companies that provide oil drilling and production services, oil field equipment support services and geophysical/reservoir services.

[7]

NYSE Arca Natural Gas Index (XNG) is an equal-dollar weighted index designed to measure the performance of highly capitalized companies in the natural gas industry involved primarily in natural gas exploration and production and natural gas pipeline transportation and transmission.

[8]

Stowe Coal IndexSM (TCOAL) is intended to give investors an efficient, modified market capitalization-weighted index designed to track movements of securities of companies involved in the coal industry that are traded on leading global exchanges.

[9]

S&P® GSCI Industrial Metals Index (SPGSINTR) measures performance of the industrial metals sub-sector of the S&P® GSCI Total Return Index (GSCI), which is a world production-weighted commodity index comprised of 24 liquid, exchange-traded futures contracts.

[10]

DAXglobal® Agribusiness Index (DXAG) is a modified market capitalization-weighted index designed to track the movements of securities of companies involved in the agriculture business that are traded on leading global exchanges.

TOP TEN EQUITY HOLDINGS*
December 31, 2011 (unaudited)

Anadarko Petroleum Corp.
(U.S., 4.5%)
Anadarko Petroleum is an oil and gas exploration and production company, with major areas of operation located onshore in the United States, the Gulf of Mexico, Algeria, and has production in China and a development project in Brazil. The company markets natural gas, oil and natural gas liquids (NGLs), and owns and operates gas gathering and processing systems.

Halliburton Co.
(U.S., 4.0%)
Halliburton provides energy services and engineering and construction services, as well as manufactures products for the energy industry. The company offers services and products and integrated solutions to customers in the exploration, development, and production of oil and natural gas.

Schlumberger Ltd.
(U.S., 3.9%)
Schlumberger is an oil services company. The company, through its subsidiaries, provides a wide range of services, including technology, project management and information solutions to the international petroleum industry as well as advanced acquisition and data processing surveys.

Newmont Mining Corp.
(U.S., 3.8%)
Newmont Mining acquires, explores and develops mineral properties. The company produces gold from operations in the United States, Australia, Peru, Indonesia, Ghana, Canada, New Zealand and Mexico. Newmont also mines and processes copper in Indonesia.

Occidental Petroleum Corp.
(U.S., 3.3%)
Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, vinyls and performance chemicals. Occidental gathers, treats, processes, transports, stores, trades and markets crude oil, natural gas, NGLs, condensate and carbon dioxide (CO2) and generates and markets power.

Xstrata PLC
(United Kingdom, 3.0%)
Xstrata, a diversified mining group, explores for and mines copper, coking coal, thermal coal, ferrochrome, vanadium, zinc, gold, lead and silver. The group conducts operations in Australia, South Africa, Germany, Argentina and the U.K.

Whiting Petroleum Corp.
(U.S., 2.6%)
Whiting Petroleum is involved in oil and natural gas exploitation, acquisition, and exploration activities. The company focuses on lower risk, long-lived oil and natural gas properties located primarily in the Gulf Coast/Permian Basin, Rocky Mountains, Michigan, and mid-continent regions of the United States.

Cameron International Corp.
(U.S., 2.6%)
Cameron International manufactures oil and gas pressure control equipment, including valves, wellheads, chokes, and assembled systems. The company’s equipment is used for oil and gas drilling, production, and transmission in onshore, offshore, and subsea applications. Cameron also produces gas turbines, centrifugal gas and air compressors, and other products.

Pioneer Natural Resources Co.
(U.S., 2.3%)
Pioneer Natural Resources is an independent oil and gas exploration and production company, headquartered in Dallas, Texas, with operations primarily in the United States.

Rio Tinto PLC
(U.K., 2.3%)
Rio Tinto is an international mining company that has interests in mining for aluminum, borax, coal, copper, gold, iron ore, lead, silver, tin, uranium, zinc, titanium dioxide feedstock, diamonds, talc and zircon.

*	Percentage of net assets. Portfolio is subject to change.

Company descriptions courtesy of bloomberg.com.

VAN ECK VIP GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Average Annual Total Return 12/31/11	Fund Initial Class	SPGINRTR	S&P 500

One Year	(16.45)%	(7.35)%	2.11%

Five Year	5.90%	4.04%	(0.25)%

Ten Year	15.96%	10.99%	2.92%

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

Average Annual Total Return 12/31/11	Fund Class R1	SPGINRTR	S&P 500

One Year	(16.40)%	(7.35)%	2.11%

Five Year	5.94%	4.04%	(0.25)%

Life (since 5/1/04)	16.29%	12.04%	3.78%

Hypothetical Growth of $10,000 (Since Inception: Class R1)

PERFORMANCE COMPARISON
(continued)

Average Annual Total Return 12/31/11	Fund Class S	SPGINRTR	S&P 500

One Year	(16.69)%	(7.35)%	2.11%

Five Year	5.50%	4.04%	(0.25)%

Life (since 5/1/06)	4.93%	3.66%	1.41%

Hypothetical Growth of $10,000 (Since Inception: Class S)

Inception date for the Van Eck VIP Global Hard Assets Fund was 9/1/89 (Initial Class), 5/1/04 (Class R1) and 5/1/06 (Class S); index returns for the Class R1 and Class S performance comparison are calculated as of nearest month end (4/30/04 and 4/30/06, respectively).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P® North American Natural Resources Sector Index (SPGINRTR) includes mining, energy, paper and forest products, and plantation-owning companies.

The S&P® 500 (S&P 500) Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

VAN ECK VIP GLOBAL HARD ASSETS FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 to December 31, 2011.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Global Hard Assets Fund

		Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period* July 1, 2011 – December 31, 2011

Initial Class	Actual	$1,000.00	$ 820.40	$4.23
	Hypothetical**	$1,000.00	$1,020.56	$4.69

Class R1	Actual	$1,000.00	$ 820.80	$4.24
	Hypothetical**	$1,000.00	$1,020.54	$4.71

Class S	Actual	$1,000.00	$ 819.30	$5.78
	Hypothetical**	$1,000.00	$1,018.85	$6.42

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2011), of 0.92% on Initial Class,0.92% on Class R1 Shares, and 1.26% on Class S Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 89.4%

Brazil: 0.1%
1,614,800	Brazilian Resources, Inc. (CAD) * # §	$881,295

Canada: 14.0%
303,200	Agnico-Eagle Mines Ltd. (USD)	11,012,224
1,188,900	First Quantum Minerals Ltd.	23,398,719
462,000	Goldcorp, Inc. (USD)	20,443,500
1,392,800	IAMGOLD Corp. (USD)	22,075,880
953,719	Kinross Gold Corp.	10,887,609
584,000	Kinross Gold Corp. (USD)	6,657,600
59,004	Kinross Gold Corp. Warrants (CAD 21.30, expiring 09/17/14) *	83,981
1,517,500	Osisko Mining Corp. *	14,657,374
776,900	Pacific Rubiales Energy Corp.	14,283,521
441,700	Potash Corp of Saskatchewan, Inc. (USD)	18,233,376
265,000	Teck Resources Ltd. (USD)	9,325,350

		151,059,134

China / Hong Kong: 0.5%
2,658,100	Yanzhou Coal Mining Co. Ltd. #	5,643,908

Kuwait: 0.6%
389,061	Kuwait Energy Co. K.S.C.C. * # § ø	665,340
3,501,548	Kuwait Energy Plc * # § ø	5,988,056

		6,653,396

Norway: 1.9%
622,800	SeaDrill Ltd. #	20,769,781

Switzerland: 2.1%
378,200	Noble Corp. (USD) *	11,429,204
775,700	Weatherford International Ltd. (USD) *	11,356,248

		22,785,452

United Kingdom: 12.2%
7,559,800	Afren Plc * #	10,059,055
15,000	African Minerals Ltd. * # ø	102,504
741,400	African Minerals Ltd. * #	5,066,448
262,700	Antofagasta Plc #	4,968,328
643,200	BHP Billiton Plc #	18,804,375
366,000	Ensco Plc (ADR)	17,172,720
185,600	Randgold Resources Ltd. (ADR)	18,949,760
504,600	Rio Tinto Plc (ADR)	24,685,032
2,126,400	Xstrata Plc #	32,374,771

		132,182,993

United States: 58.0%
253,605	Alpha Natural Resources, Inc. *	5,181,150
633,000	Anadarko Petroleum Corp.	48,316,890
149,300	Apache Corp.	13,523,594
269,200	Berry Petroleum Co.	11,311,784
203,800	Cabot Oil & Gas Corp.	15,468,420
580,500	Cameron International Corp. *	28,554,795
287,600	Cimarex Energy Co.	17,802,440
358,900	Cliffs Natural Resources, Inc.	22,377,415
288,100	Cloud Peak Energy, Inc. *	5,566,092
205,950	Concho Resources, Inc. *	19,307,812
616,000	Consol Energy, Inc.	22,607,200
125,200	Cummins, Inc.	11,020,104
360,100	Diamond Offshore Drilling, Inc.	19,899,126

Number of Shares		Value

United States: (continued)
283,000	Dril-Quip, Inc. *	$18,627,060
1,947,370	Far East Energy Corp. *	408,948
419,074	Far East Energy Corp. Warrants (USD 1.25, expiring 12/28/14) * # §	15,715
140,300	Green Plains Renewable Energy, Inc. *	1,369,328
1,260,900	Halliburton Co.	43,513,659
887,600	HollyFrontier Corp.	20,769,840
135,800	Jacobs Engineering Group, Inc. *	5,510,764
416,800	Key Energy Services, Inc. *	6,447,896
1,216,300	Louisiana-Pacific Corp. *	9,815,541
259,200	National Oilwell Varco, Inc.	17,623,008
306,450	Newfield Exploration Co. *	11,562,359
686,200	Newmont Mining Corp.	41,178,862
220,900	Noble Energy, Inc.	20,850,751
378,300	Occidental Petroleum Corp.	35,446,710
233,300	Peabody Energy Corp.	7,724,563
283,100	Pioneer Natural Resources Co.	25,331,788
314,800	QEP Resources, Inc.	9,223,640
616,400	Schlumberger Ltd.	42,106,284
151,000	SM Energy Co.	11,038,100
491,400	Steel Dynamics, Inc.	6,461,910
199,300	The Mosaic Co.	10,050,699
849,300	Western Refining, Inc. *	11,287,197
611,500	Whiting Petroleum Corp. *	28,550,935

		625,852,379

Total Common Stocks (Cost: $846,510,763)		965,828,338

EXCHANGE TRADED FUND: 1.1% (Cost: $9,698,869)
80,400	SPDR Gold Trust *	12,219,996

MONEY MARKET FUND: 8.3% (Cost: $89,214,713)
89,214,713	AIM Treasury Portfolio – Institutional Class	89,214,713

Total Investments: 98.8% (Cost: $945,424,345)		1,067,263,047
Other assets less liabilities: 1.2%		12,465,139

NET ASSETS: 100.0%		$1,079,728,186

ADR	—	American Depositary Receipt
CAD	—	Canadian Dollar
USD	—	United States Dollar

*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $105,339,576 which represents 9.8% of net assets.

§	Illiquid Security – the aggregate value of illiquid securities is $7,550,406 which represents 0.7% of net assets.
ø	Restricted security – the aggregate value of restricted securities is $6,755,900, or 0.6% of net assets.

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Restricted securities held by the Fund as of December 31, 2011 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

African Minerals Ltd.	07/02/2009	15,000	$61,444	$102,504	0.0%
Kuwait Energy Co. K.S.C.C.	08/06/2008	389,061	1,176,489	665,340	0.1
Kuwait Energy Plc	12/19/2011	3,501,548	10,588,404	5,988,056	0.5

			$11,826,337	$6,755,900	0.6%

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	22.0%	$234,850,327
Energy	57.9	617,686,212
Industrial	2.5	26,346,409
Industrial Metals	5.7	61,316,426
Precious Metals	2.4	25,628,964
Exchange Traded Fund	1.1	12,219,996
Money Market Fund	8.4	89,214,713

	100.0%	$1,067,263,047

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Brazil	$—	$—	$881,295	$881,295
Canada	151,059,134	—	—	151,059,134
China / Hong Kong	—	5,643,908	—	5,643,908
Kuwait	—	—	6,653,396	6,653,396
Norway	—	20,769,781	—	20,769,781
Switzerland	22,785,452	—	—	22,785,452
United Kingdom	60,807,512	71,375,481	—	132,182,993
United States	625,836,664	15,715	—	625,852,379
Exchange Traded Fund	12,219,996	—	—	12,219,996
Money Market Fund	89,214,713	—	—	89,214,713

Total	$961,923,471	$97,804,885	$7,534,691	$1,067,263,047

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions as of December 31, 2011:

Common Stocks

Balance as of 12/31/10	$8,850,899
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(1,316,208)
Purchases	—
Sales	—
Transfers in and/or out of level 3	—

Balance as of 12/31/11	$7,534,691

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

Assets:
Investments, at value (Cost $945,424,345)	$1,067,263,047
Receivables:
Investments sold	12,847,175
Shares of beneficial interest sold	624,144
Dividends and interest	883,419
Prepaid expenses	16,482

Total assets	1,081,634,267

Liabilities:
Payables:
Shares of beneficial interest redeemed	481,187
Due to Adviser	825,755
Due to Distributor	10,674
Deferred Trustee fees	168,483
Accrued expenses	419,982

Total liabilities	1,906,081

NET ASSETS	$1,079,728,186

Initial Class Shares:
Net Assets	$926,630,191

Shares of beneficial interest outstanding	30,133,175

Net asset value, redemption and offering price per share	$30.75

Class R1 Shares:
Net Assets	$105,279,983

Shares of beneficial interest outstanding	3,420,497

Net asset value, redemption and offering price per share	$30.78

Class S Shares:
Net Assets	$47,818,012

Shares of beneficial interest outstanding	1,588,839

Net asset value, redemption and offering price per share	$30.10

Net Assets consist of:
Aggregate paid in capital	$895,498,361
Net unrealized appreciation	121,839,692
Accumulated net investment loss	(9,606,598)
Accumulated net realized gain	71,996,731

$1,079,728,186

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

Income:
Dividends (net of foreign taxes withheld of $511,151)		$13,123,947
Interest		9,546

Total income		13,133,493

Expenses:
Management fees	$10,922,213
Distribution fees – Class S Shares	102,243
Transfer agent fees – Initial Class Shares	58,646
Transfer agent fees – Class R1 Shares	13,827
Transfer agent fees – Class S Shares	39,332
Custodian fees	139,690
Professional fees	143,458
Reports to shareholders	207,000
Insurance	94,719
Trustees’ fees and expenses	88,962
Other	9,673

Total expenses	11,819,763

Net investment income		1,313,730

Net realized gain (loss) on:
Investments (net of foreign taxes of $80)		86,671,980
Foreign currency transactions and foreign denominated assets and liabilities		(286,842)

Net realized gain		86,385,138

Change in net unrealized depreciation on:
Investments		(303,971,651)
Foreign currency transactions and foreign denominated assets and liabilities		(1,842)

Change in net unrealized depreciation		(303,973,493)

Net Decrease in Net Assets Resulting from Operations		$(216,274,625)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010

Operations:
Net investment income (loss)	$1,313,730	$(516,982)
Net realized gain	86,385,138	115,883,452
Net change in unrealized appreciation (depreciation)	(303,973,493)	167,505,269

Net increase (decrease) in net assets resulting from operations	(216,274,625)	282,871,739

Dividends and Distributions to shareholders from:
Net investment income
Initial Class Shares	(13,120,525)	(3,285,133)
Class R1 Shares	(1,392,680)	(289,355)
Class S Shares	(279,746)	(13,077)

	(14,792,951)	(3,587,565)

Net realized gains
Initial Class Shares	(14,048,863)	—
Class R1 Shares	(1,498,287)	—
Class S Shares	(337,778)	—

	(15,884,928)	—

Total dividends and distributions	(30,677,879)	(3,587,565)

Settlement payments from unaffiliated third parties	—	400,743

Share transactions*:
Proceeds from sale of shares
Initial Class Shares	143,462,639	153,570,256
Class R1 Shares	37,050,342	32,326,860
Class S Shares	49,987,527	22,379,472

	230,500,508	208,276,588

Reinvestment of dividends and distributions
Initial Class Shares	27,169,388	3,285,133
Class R1 Shares	2,890,967	289,355
Class S Shares	617,524	13,077

	30,677,879	3,587,565

Cost of shares redeemed
Initial Class Shares	(194,119,546)	(142,666,349)
Class R1 Shares	(30,814,312)	(17,109,954)
Class S Shares	(18,002,752)	(5,093,918)
Redemption fees	52,195	33,256

	(242,884,415)	(164,836,965)

Net increase in net assets resulting from share transactions	18,293,972	47,027,188

Total increase (decrease) in net assets	(228,658,532)	326,712,105
Net Assets:
Beginning of year	1,308,386,718	981,674,613

End of year (including accumulated net investment loss of ($9,606,598) and ($484,002), respectively)	$1,079,728,186	$1,308,386,718

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	4,008,436	4,898,956
Shares reinvested	727,817	118,554
Shares redeemed	(5,456,975)	(4,823,656)

Net increase (decrease)	(720,722)	193,854

Class R1 Shares:
Shares sold	1,003,978	1,029,261
Shares reinvested	77,402	10,438
Shares redeemed	(877,182)	(581,461)

Net increase	204,198	458,238

Class S Shares:
Shares sold	1,407,324	712,177
Shares reinvested	16,849	479
Shares redeemed	(513,491)	(169,869)

Net increase	910,682	542,787

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Initial Class Shares

	Year Ended December 31,

	2011	2010		2009	2008	2007

Net asset value, beginning of year	$37.67	$29.26		$18.75	$41.19	$32.71

Income from investment operations:
Net investment income (loss)	0.04 (d)	(0.01)		(0.03)	0.11	(0.02)
Net realized and unrealized gain (loss) on investments	(6.09)	8.52		10.72	(16.53)	12.94

Total from investment operations	(6.05)	8.51		10.69	(16.42)	12.92

Less dividends and distributions from:
Net investment income	(0.42)	(0.11)		(0.06)	(0.11)	(0.05)
Net realized gains	(0.45)	—		(0.12)	(5.91)	(4.39)

Total dividends and distributions	(0.87)	(0.11)		(0.18)	(6.02)	(4.44)

Settlement payments from unaffiliated third parties	—	0.01		—	—	—

Redemption fees	— (b)	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of year	$30.75	$37.67		$29.26	$18.75	$41.19

Total return (a)	(16.45)%	29.23	%(c)	57.54%	(46.12)%	45.36%

Ratios/Supplemental Data
Net Assets, end of year (000’s)	$926,630	$1,162,125		$897,073	$541,777	$1,031,487
Ratio of gross expenses to average net assets	0.92%	0.97%		1.10%	0.99%	1.01%
Ratio of net expenses to average net assets	0.92%	0.97%		1.10%	0.99%	1.01%
Ratio of net expenses, excluding interest expense, to average net assets	0.92%	0.97%		1.09%	0.99%	1.00%
Ratio of net investment income (loss) to average net assets	0.11%	(0.05)%		(0.15)%	0.28%	(0.09)%
Portfolio turnover rate	38%	70%		105%	76%	94%

	Class R1 Shares

	Year Ended December 31,

	2011	2010		2009	2008	2007

Net asset value, beginning of year	$37.68	$29.26		$18.74	$41.18	$32.70

Income from investment operations:
Net investment income (loss)	0.04 (d)	—	(b)	(0.04)	0.09	(0.03)
Net realized and unrealized gain (loss) on investments	(6.07)	8.50		10.74	(16.49)	12.95

Total from investment operations	(6.03)	8.50		10.70	(16.40)	12.92

Less dividends and distributions from:
Net investment income	(0.42)	(0.10)		(0.06)	(0.13)	(0.05)
Net realized gains	(0.45)	—		(0.12)	(5.91)	(4.39)

Total dividends and distributions	(0.87)	(0.10)		(0.18)	(6.04)	(4.44)

Settlement payments from unaffiliated third parties	—	0.01		—	—	—

Redemption fees	— (b)	0.01		— (b)	— (b)	— (b)

Net asset value, end of year	$30.78	$37.68		$29.26	$18.74	$41.18

Total return (a)	(16.40)%	29.25	%(c)	57.62%	(46.10)%	45.37%

Ratios/Supplemental Data
Net Assets, end of year (000’s)	$105,280	$121,201		$80,703	$51,932	$122,166
Ratio of gross expenses to average net assets	0.92%	0.98%		1.11%	0.99%	1.02%
Ratio of net expenses to average net assets	0.92%	0.98%		1.11%	0.99%	1.02%
Ratio of net expenses, excluding interest expense, to average net assets	0.92%	0.98%		1.10%	0.99%	1.01%
Ratio of net investment income (loss) to average net assets	0.11%	(0.06)%		(0.15)%	0.27%	(0.10)%
Portfolio turnover rate	38%	70%		105%	76%	94%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share
(c)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 0.04% of the Initial Class Shares and Class R1 Shares total return.
(d)	Calculated based upon weighted average shares outstanding.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
(continued)

	Class S Shares

	Year Ended December 31,

	2011		2010		2009	2008	2007

Net asset value, beginning of year	$36.95		$28.80		$18.53	$41.05	$32.72

Income from investment operations:
Net investment income (loss)	(0.06	)(d)	0.05		(0.06)	0.05	(0.03)
Net realized and unrealized gain (loss) on investments	(5.96)		8.17		10.51	(16.44)	12.80

Total from investment operations	(6.02)		8.22		10.45	(16.39)	12.77

Less dividends and distributions from:
Net investment income	(0.38)		(0.08)		(0.06)	(0.22)	(0.05)
Net realized gains	(0.45)		—		(0.12)	(5.91)	(4.39)

Total dividends and distributions	(0.83)		(0.08)		(0.18)	(6.13)	(4.44)

Settlement payments from unaffiliated third parties	—		0.01		—	—	—

Redemption fees	—	(b)	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of year	$30.10		$36.95		$28.80	$18.53	$41.05

Total return (a)	(16.69)%		28.67	%(c)	56.92%	(46.35)%	44.83%

Ratios/Supplemental Data
Net Assets, end of year (000’s)	$47,818		$25,061		$3,899	$387	$681
Ratio of gross expenses to average net assets	1.26%		1.36%		2.24%	2.90%	5.79%
Ratio of net expenses to average net assets	1.26%		1.36%		1.44%	1.31%	1.20%
Ratio of net expenses, excluding interest expense, to average net assets	1.26%		1.36%		1.44%	1.30%	1.19%
Ratio of net investment loss to average net assets	(0.18)%		(0.39)%		(0.73)%	(0.02)%	(0.30)%
Portfolio turnover rate	38%		70%		105%	76%	94%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share
(c)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 0.04% of the Class S
Shares total return.
(d)	Calculated based upon weighted average shares outstanding.

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2011

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Global Hard Assets Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The Fund offers three classes of shares: Initial Class Shares, Class R1 Shares and Class S Shares. The three classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase and Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assumes the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments as well as a table that reconciles the valuation of the Fund’s Level 3 investments, if applicable, is located in the Schedule of Investments.

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

NOTES TO FINANCIAL STATEMENTS
(continued)

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.

Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

F.

Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

G.

Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. The Fund had no derivative instruments outstanding during the year ended December 31, 2011.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts during the year ended December 31, 2011.

H.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. The Fund received regulatory settlement payments during 2010 from unaffiliated third parties which is included in the Statement of Changes on Net Assets.

Income, expenses (excluding class-specific expenses), realized, and unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on the next $250 million of average daily net assets and 0.70% on the average daily net assets in excess of $750 million. The Adviser has agreed to, at least until May 1, 2012 waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses exceeding 1.20% for the Initial Class Shares and Class R1 Shares and 1.45% for the Class S shares. For the year ended December 31, 2011, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, (the “Distributor”).

Note 4—12b-1 Plans of Distribution—The Fund and the Distributor are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets for Class S Shares.

Note 5—Investments—For the year ended December 31, 2011, the cost of purchases and proceeds from sales of investments-other than U.S. government securities and short-term obligations aggregated $456,049,150 and $512,257,609, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2011 was $963,493,528 and net unrealized appreciation aggregated $103,769,519 of which $168,968,363 related to appreciated securities and $65,198,844 related to depreciated securities.

At December 31, 2011, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$10,338,399
Undistributed long-term capital gains	70,289,399
Other temporary difference	(168,482)
Unrealized appreciation	103,770,509

Total	$184,229,825

The tax character of dividends and distributions paid to shareholders were as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010

Ordinary income	$14,792,951	$3,587,565
Long Term capital gains	15,884,929	—

Total	$30,677,880	$3,587,565

During 2011, as a result of permanent book to tax differences, the Fund decreased undistributed net investment loss by $4,356,625 and decreased accumulated net realized gain on investments by $4,356,625. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions and investments in passive foreign investment companies.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2008-2010), or expected to be taken in the Fund’s current tax year. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, a fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At December 31, 2011, the aggregate shareholder accounts of three insurance companies own approximately 69%, 14%, and 8% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares. Additionally, three insurance companies own approximately 69%, 17% and 10% of the Class S Shares.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. The average daily loan balance during the 6 day period for which a loan was outstanding amounted to $529,520 and the weighted average interest rate was 1.41%. At December 31, 2011, the Fund had no outstanding borrowings under the Facility.

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the year ended December 31, 2011, there was no securities lending activity.

Note 11—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 2011, there were no offsets of custodial fees.

Note 12—Recent Accounting Pronouncements—In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the Fund’s financial statements.

Note 13—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

A distribution of $0.295 per share from short-term capital gains and $1.997 per share from long-term capital gains were declared and paid on January 31, 2012 to shareholders of record of the Initial Class Shares, the Class R1 Shares, and the Class S Shares as of January 30, 2012 with a reinvestment date of January 31, 2012.

TAX INFORMATION
(unaudited)
For the 2011 fiscal year, 48% of the ordinary income dividends paid by the Fund qualified for the Corporate Dividends Received Deduction.

VAN ECK VIP GLOBAL HARD ASSETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and
Shareholders of Van Eck VIP Global Hard Assets Fund:

We have audited the accompanying statement of assets and liabilities of Van Eck VIP Global Hard Assets Fund (one of the Funds comprising Van Eck VIP Trust) (the “Fund”), including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 14, 2012

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

Trustee’s Name, Address(1) and Age	Position(s) Held with Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees

Jon Lukomnik 55 (A)(G)	Trustee since March 2006; Currently, Chairman of the Governance Committee	Managing Partner, Sinclair Capital LLC, 2008 to present; Program Director, IRRC Institute, 2008 to present.	9	Director, The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 54 (A)(G)	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	9	Director and Chair of Audit Committee of 3E Company; formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 64 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present; Public Member of the Investment Committee, Maryland State Retirement System since 1991.	9	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 58 (A)(G)	Trustee since June 2004; Currently, Vice Chairman of the Board and Chairman of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	53	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Richard D. Stamberger 52 (A)(G)	Trustee since 1995; Currently, Chairman of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	53	None.

Robert L. Stelzl 66 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital (real estate property management services company), 2004 to present.	9	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.

VAN ECK VIP GLOBAL HARD ASSETS FUND

BOARD OF TRUSTEES AND OFFICERS
(unaudited) (continued)

Officer’s Name, Address(1) and Age	Position(s) Held with Trust,	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Officers:

Russell G. Brennan, 47	Assistant Vice President and Assistant Treasurer	Since 2008	Manager (Portfolio Administration) of the Adviser; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 51	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 54	Vice President and Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 56	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 55	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and VESC (Since August 2008); Vice President of the Adviser, VEARA and VESC, Treasurer (April 2005-December 2006); Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 31	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 63	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA; Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 37	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 56	Senior Vice President and Chief Financial Officer	Since 1985	Director, Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 48	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)

Director, President and Owner of the Adviser; Director and President of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Trustees.

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com	VIPGHAAR

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Van Eck VIP Trust, billed audit fees of $112,000 for 2011 and $113,500 for 2010.

b)   Audit-Related Fees

     Ernst & Young billed other audit-related fees of $0 for 2011 and $6,134 for 2010.

c)   Tax Fees

     Ernst & Young billed tax fees of $16,400 for 2011 and $20,500 for 2010.

d)   All Other Fees

     None

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck VIP Global Hard Assets Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act)
     provide reasonable assurances that material information relating to the
     Van Eck VIP Global Hard Assets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP GLOBAL HARD ASSETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date March 2, 2012
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        -------------------------
Date March 2, 2012
     -----------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date March 2, 2012
     -----------------